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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): FEBRUARY 28, 2002

                              DVI RECEIVABLES CORP.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                     333-68043            33-0608442
---------------------------------    ------------------   ---------------------
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)      Identification Number)

2500 YORK ROAD
JAMISON, PENNSYLVANIA                                              18929
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (215) 488-5000

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         (Former name or former address, if changed since last report.)


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Item 7. Financial Statements and Exhibits

Exhibit 99.1 Servicer Report for month ending February 28, 2002, payment date
             March 11, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DVI Delaware Trust 1998-2
                                                  -------------------------
                                                         (Registrant)

                                              By: DVI Receivables Corp.
                                                  Owner of Trust


Dated: March 19, 2002                         By: /s/ Steven Garfinkel
                                                  ------------------------------
                                                  Steven Garfinkel
                                                  Executive Vice President and
                                                  Chief Financial Officer


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